UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 13, 2012

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

001-33710

Commission File Number

Delaware	06-1393453
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employee Identification No.)

4567 Telephone Road, Suite 100, Ventura, CA 93003

 (Address of principal executive office)

Registrant's telephone number, including area code:  (805) 639-9458

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2012, the Board of Directors (the “Board”) of Clean Diesel Technologies, Inc. (the “Company”) adopted the Clean Diesel Technologies, Inc. Executive Long Term Incentive Plan (the “Plan”) for the "named executive officers" (as such term is used in Instruction 4 to Item 5.02 of Form 8-K) and other key executives of the Company. The Plan occurs over three-year periods with the first period commencing with the Company’s 2012 calendar year.

Under the Plan, the Company’s named executive officers and other key executives will be provided with specific three-year target incentives based upon their salary, which will be payable in cash if the Company achieves certain performance goals set by the Board for each rolling three-year cycle. Award s will be paid out following the end of the three-year period if the specified performance goals are met. For example, goals set in calendar year 2012 will pertain to calendar years 2012, 2013 and 2014, and be eligible for payment in early calendar year 2015, at the Board’s discretion. The Board has the discretion to establish new performance goals for subsequent three-year cyles on an annual basis.

On December 13, 2012, upon recommendation by the Compensation and Nominating Committee, the Board set specific three-year performance goals pertaining to the Plan for calendar year 2012. Named executive officers and key executives’ bonus potential is based upon the Company’s financial performance, which includes earnings per share, revenue targets and the Company’s stock price performance relative to the Russell Microcap Index. The Board may adopt additional target criteria for future plan years.

For the three-year period beginning with 2012, the named executive officers are eligible to receive the following amounts in 2015:

Named Executive Officer and Title	Eligible Incentive Amount

R. Craig Breese, President and Chief Executive Officer	Up to $166,666
Nikhil A. Mehta, Chief Financial Officer	Up to $83,333
Stephen J. Golden, Chief Technology Officer and Vice President	Up to $60,000
Christopher J. Harris, Chief Operations Officer and Vice President	Up to $50,000
David E. Shea, Corporate Controller	Up to $24,000

The foregoing summary of the Clean Diesel Technologies, Inc. Executive Long Term Incentive Plan does not  purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1 †	Clean Diesel Technologies, Inc. Executive Long Term Incentive Plan

 † Indicates a management contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

Date: December 18, 2012	By: /s/ Nikhil A. Mehta
Name: Nikhil A. Mehta
Title: Chief Financial Officer